EXHIBIT 99

Name:  MHR Institutional Advisors II LLC

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer: Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:  Loral Space & Communications Inc. (LORL)

Date of Event
    Requiring Statement:  11/21/2005

Signature:  MHR INSTITUTIONAL ADVISORS II LLC

            By:    /s/ Hal Goldstein
                   ---------------------------------
            Name:  Hal Goldstein
            Title: Vice President

Name:  MHR Institutional Partners IIA LP

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:  Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:  Loral Space & Communications Inc. (LORL)

Date of Event
    Requiring Statement:  11/21/2005

Signature:   MHR Institutional Partners IIA, LP

             By:     MHR Institutional Advisors II LLC,
                     as General Partner

             By:     /s/ Hal Goldstein
                     ---------------------------------
             Name:   Hal Goldstein
             Title:  Vice President

Name:  MHR Institutional Advisors LLC

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:  Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:  Loral Space & Communications Inc. (LORL)

Date of Event
    Requiring Statement:  11/21/2005

Signature:  MHR INSTITUTIONAL ADVISORS LLC

            By:    /s/ Hal Goldstein
                   ---------------------------------
            Name:  Hal Goldstein
            Title: Vice President

Name:  MHR Institutional Partners LP

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:  Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:  Loral Space & Communications Inc. (LORL)

Date of Event
    Requiring Statement:  11/21/2005

Signature:  MHR INSTITUTIONAL PARTNERS LP

            By:    MHR Institutional Advisors LLC,
                   as General Partner

            By:    /s/ Hal Goldstein
                   ---------------------------------
            Name:  Hal Goldstein
            Title: Vice President